UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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TAYLOR CAPITAL GROUP, INC.
(Name of Registrant As Specified In Its Charter)

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NOTICE OF ACTION BY WRITTEN CONSENT

OF THE MAJORITY STOCKHOLDERS OF

9550 WEST HIGGINS ROAD

ROSEMONT, ILLINOIS 60018

(847) 653-7978

DATE FIRST MAILED TO STOCKHOLDERS AUGUST 22, 2005

Dear Stockholder:

We hereby give you notice of, and the attached information statement is being distributed in connection with, an action taken by written consent of the holders of a majority of the outstanding shares of common stock, par value $0.01 per share, of Taylor Capital Group, Inc., a Delaware corporation. The accompanying information statement is being furnished to our stockholders for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

As of August 2, 2005, the Taylor family, which includes Jeffrey W. Taylor, Bruce W. Taylor, Cindy Taylor Robinson and trusts for their benefit and the benefit of their family members, in the aggregate, beneficially owned or controlled in excess of fifty-three percent (53%) of the outstanding shares of our common stock. In particular, the Taylor Voting Trust U/A/D 11/30/98, of which each of Jeffrey W. Taylor, our Chairman and Chief Executive Officer, Bruce W. Taylor, our President and director, and Cindy Taylor Robinson, the sister of Jeffrey W. Taylor and Bruce W. Taylor, serves as a trustee, controlled in excess of fifty-three percent (53%) of the voting power of the outstanding shares of our common stock. In the accompanying information statement, the Taylor Voting Trust U/A/D 11/30/98 is referred to as the “Voting Trust.” On August 2, 2005, the Voting Trust approved a second amended and restated certificate of incorporation of our company that, among other things, amends our current amended and restated certificate of incorporation to:

(1)	reduce the number of shares of common stock authorized for issuance from 25 million to 18 million;

(2)	limit the voting rights that our Board of Directors may grant to one or more classes of preferred stock, as may be designated by our Board of Directors in the future;

(3)	provide for the annual election of all of our directors rather than our current classified board;

(4)	provide that any action required or permitted to be taken by stockholders will be effected only at a duly called annual or special meeting of stockholders and may not be effected by written consent; and

(5)	provide that the affirmative vote of the holders of a majority of our outstanding voting stock will be required to amend, alter or repeal, or to adopt any provisions inconsistent with, certain provisions of our by-laws.

In addition, our Board of Directors has approved second amended and restated by-laws that, among other things, amend our current amended and restated by-laws to:

(1)	provide that a special meeting of stockholders may be requested in writing by the holders of at least thirty-five percent (35%) of the total voting power of our outstanding common stock entitled to vote generally in the election of directors;

(2)	reduce the number of shares constituting a quorum for the transaction of business at any meeting of stockholders from a majority of the shares of our common stock issued and outstanding and entitled to vote at a meeting to at least thirty-five percent (35%) of such shares;

(3)	provide that our Board of Directors must consist of no fewer than six (6) and no more than thirteen (13) directors;

(4)	provide that any of our directors, or our entire Board of Directors, may be removed with or without cause by the affirmative vote of a majority of the shares of common stock entitled to vote generally in the election of directors;

(5)	provide that so long as the Taylor family beneficially owns in the aggregate twenty-five percent (25%) or more of the total voting power of our outstanding common stock entitled to vote generally in the election of directors, the Taylor family will be entitled to nominate up to three (3) candidates for election to our Board of Directors; and

(6)	provide that any meeting at which our Board of Directors will authorize any issuance of capital stock will require five (5) days’ prior notice to each director stating that an issuance of shares of our capital stock will be presented for approval at such meeting.

Please review the information statement included with this notice for a more complete description of these amendments to our certificate of incorporation and by-laws.

Our Board of Directors has fixed the close of business on August 17, 2005 as the record date for the determination of stockholders entitled to notice of this action by written consent. Your consent is not required and is not being solicited in connection with this action. The second amended and restated certificate of incorporation will be filed with the Delaware Secretary of State, and will become effective, upon the twentieth (20th) day after the date on which the accompanying information statement is first sent to stockholders. Our second amended and restated by-laws became effective upon the closing of our public offering of 1,500,000 shares of our common stock on August 17, 2005.

The accompanying information statement is being furnished to you pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended. The information statement also constitutes notice of corporate action without a meeting by less than unanimous written consent of our stockholders pursuant to Section 228(e) of the Delaware General Corporation Law.

BY THE ORDER OF OUR BOARD OF DIRECTORS

/s/ Jeffrey W. Taylor
Jeffrey W. Taylor
Chairman

August 22, 2005

INFORMATION STATEMENT

FOR

TAYLOR CAPITAL GROUP, INC.

9550 West Higgins Road

Rosemont, Illinois 60018

(847) 653-7978

This information statement is being furnished to the stockholders of Taylor Capital Group, Inc., a Delaware corporation, in connection with an action taken by written consent of the holders of a majority of the outstanding shares of our common stock, par value $0.01 per share.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

As of August 2, 2005, the Taylor family, which includes Jeffrey W. Taylor, Bruce W. Taylor, Cindy Taylor Robinson and trusts for their benefit and the benefit of their family members, in the aggregate, beneficially owned or controlled in excess of fifty-three percent (53%) of the outstanding shares of our common stock. In particular, the Taylor Voting Trust U/A/D 11/30/98, of which each of Jeffrey W. Taylor, our Chairman and Chief Executive Officer, Bruce W. Taylor, our President and director, and Cindy Taylor Robinson, the sister of Jeffrey W. Taylor and Bruce W. Taylor, serves as a trustee, controlled in excess of fifty-three percent (53%) of the voting power of the outstanding shares of our common stock. In this information statement, the Taylor Voting Trust U/A/D 11/30/98 is referred to as the “Voting Trust.” On August 2, 2005, the Voting Trust approved a second amended and restated certificate of incorporation of our company that, among other things, amends our current amended and restated certificate of incorporation to:

(1)	reduce the number of shares of common stock authorized for issuance from 25 million to 18 million;

(2)	limit the voting rights that our Board of Directors may grant to one or more classes of preferred stock, as may be designated by our Board of Directors in the future;

(3)	provide for the annual election of all of our directors rather than our current classified board;

(4)	provide that any action required or permitted to be taken by stockholders will be effected only at a duly called annual or special meeting of stockholders and may not be effected by written consent; and

(5)	provide that the affirmative vote of the holders of a majority of our outstanding voting stock will be required to amend, alter or repeal, or to adopt any provisions inconsistent with, certain provisions of our by-laws.

In addition, our Board of Directors has approved second amended and restated by-laws that, among other things, amend our current amended and restated by-laws to:

(1)	provide that a special meeting of stockholders may be requested in writing by the holders of at least thirty-five percent (35%) of the total voting power of our outstanding common stock entitled to vote generally in the election of directors;

(2)	reduce the number of shares constituting a quorum for the transaction of business at any meeting of stockholders from a majority of the shares of our common stock issued and outstanding and entitled to vote at a meeting to at least thirty-five percent (35%) of such shares;

(3)	provide that our Board of Directors must consist of no fewer than six (6) and no more than thirteen (13) directors;

(4)	provide that any of our directors, or our entire Board of Directors, may be removed with or without cause by the affirmative vote of a majority of the shares of common stock entitled to vote generally in the election of directors;

(5)	provide that so long as the Taylor family beneficially owns in the aggregate twenty-five percent (25%) or more of the total voting power of our outstanding common stock entitled to vote generally in the election of directors, the Taylor family will be entitled to nominate up to three (3) candidates for election to our Board of Directors; and

(6)	provide that any meeting at which our Board of Directors will authorize any issuance of capital stock will require five (5) days’ prior notice to each director stating that an issuance of shares of our capital stock will be presented for approval at such meeting.

This information statement is being furnished to you pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended. The information statement also constitutes notice of corporate action without a meeting by less than unanimous written consent of our stockholders pursuant to Section 228(e) of the Delaware General Corporation Law (“DGCL”). This information statement is first being mailed on August 22, 2005 to our stockholders of record as of August 17, 2005. The second amended and restated certificate of incorporation will be filed with the Delaware Secretary of State, and will become effective, upon the twentieth (20th) day after the date on which this information statement is first sent to stockholders. Our second amended and restated by-laws became effective upon the closing of our public offering of 1,500,000 shares of our common stock on August 17, 2005 (the “Offering”).

Our principal executive offices are located at 9550 West Higgins Road, Rosemont, Illinois 60018, and our telephone number is (847) 653-7978.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q:	Why am I receiving this information statement?

A:	This information statement provides notice to all of our stockholders of an action taken by written consent by the holders of a majority of the outstanding shares of our common stock. Specifically, on August 2, 2005, the Voting Trust, which controlled in excess of fifty-three percent (53%) of the voting power of our outstanding common stock as of such date, approved certain amendments to our amended and restated certificate of incorporation.

Q:	What action was taken?

A:	On August 2, 2005, the Voting Trust approved our second amended and restated certificate of incorporation. A description of the amendments to our certificate of incorporation and the reasons for such amendments is contained in the sections captioned “Comparison of Governing Documents” and “Reasons in Support of Actions” herein. No stockholder action is required in connection with the approval and adoption of the second amended and restated by-laws.

Q:	Why am I not being asked to vote?

A:	Under the DGCL, an amendment to our certificate of incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon. Our second amended and restated certificate of incorporation could therefore be approved solely by the affirmative vote of the Voting Trust, which controlled in excess of fifty-three percent (53%) of the voting power of our outstanding common stock as of August 2, 2005, the date on which action was taken.

Q:	Did the Board of Directors authorize and approve the second amended and restated certificate of incorporation and the second amended and restated by-laws?

A:	Yes. Our Board of Directors unanimously (other than those directors who recused themselves from voting) authorized and approved the second amended and restated certificate of incorporation and the second amended and restated by-laws by resolution adopted at a meeting held on July 29, 2005.

Q:	Why did the Board of Directors approve the second amended and restated certificate of incorporation and the second amended and restated by-laws?

A:	Our Board of Directors determined that the adoption of the second amended and restated certificate of incorporation is advisable and in our best interests and the best interests of our stockholders because these changes generally give our stockholders greater influence over elections of our directors, future issuances of our equity and other governance matters. Certain of the amendments also have the effect of providing the members of the Taylor family, given their significant continuing ownership interest in us, with a level of influence over certain significant corporate events that is proportionate with their substantial ownership interest in us. Please see the section captioned “Reasons in Support of Actions” for additional information.

Q.	What is the Offering?

A.

On July 25, 2005, we filed a registration statement with the Securities and Exchange Commission for a public offering of up to $66 million of shares of our common stock, including shares of common stock to be offered by the Voting Trust. On August 17, 2005, we completed the sale of 1,500,000 shares of our common stock, including 500,000 shares sold by the Voting Trust, at a public offering price of $36.30 per share, before deduction of the underwriting discount and offering expenses. We expect to use the net proceeds from the shares we sold in the Offering for general corporate purposes, which may include working capital needs and investments in Cole Taylor Bank, our subsidiary bank, to support future growth. We did not receive any proceeds from the sale of shares by the Voting Trust. Through the Voting Trust sales, the Taylor family sold approximately ten percent (10%) of their aggregate holdings in the Offering and, as of August 17, 2005, the Taylor family owned in the aggregate greater than forty-three percent (43%) of the outstanding shares of our common stock.

A registration statement relating to the securities issued in the Offering has been filed with the Securities and Exchange Commission and has become effective. We have also granted the underwriters an option, exercisable not later than September 10, 2005, to purchase up to an aggregate of 150,000 additional shares of common stock at the public offering price of $36.30 per share, less the underwriting discount of $2.087 per share.

This information statement shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The Offering was made solely by means of a prospectus. A copy of the final prospectus may be obtained from Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY, 10019.

Q:	Why was the action conditioned upon the consummation of the Offering?

A:	The amendments to our amended and restated certificate of incorporation and our amended and restated by-laws were proposed, reviewed and adopted by our Board of Directors and, in the case of the amendments to our amended and restated certificate of incorporation, by our majority stockholders in contemplation of the possible effects of the Offering on, among other things, our corporate governance practices, capital structure, business and strategy. If the Offering was not consummated, the Taylor family would have continued to control a majority of our outstanding shares of common stock. In such case, our Board did not believe that the amendments to our amended and restated certificate of incorporation and our amended and restated by-laws would have been necessary or appropriate.

Q:	Will I receive any further communication when the second amended and restated certificate of incorporation becomes effective?

A:	We will file a current report on Form 8-K with the Securities and Exchange Commission when our second amended and restated certificate of incorporation becomes effective. However, we do not plan to send any further correspondence or notice to our stockholders at that time.

Q:	What do I need to do now?

A:	This information statement provides notice to all stockholders of the action to be taken. No vote or proxy is required and we are not requesting you to send us a proxy or to take any other action.

Q:	Who can I talk to if I have questions about this information statement?

A:	If you have questions regarding the actions taken or this information statement, please contact Daniel Stevens, our Chief Financial Officer, at (847) 653-7730. If you would like additional copies of this information statement or any document we refer to in this information statement, please contact Mr. Stevens.

RECORD DATE

Our Board of Directors has fixed the close of business on August 17, 2005 as the record date for the determination of stockholders entitled to notice of the action by written consent.

STOCKHOLDER APPROVAL REQUIRED

Under the DGCL, an amendment to our certificate of incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class. We have no outstanding class of stock other than our common stock. Under the DGCL and our amended and restated certificate of incorporation and amended and restated by-laws, our Board of Directors is authorized to amend our by-laws without stockholder action.

Action by Written Consent; No Vote Required

Your consent is not required and is not being solicited in connection with the action by written consent of our majority stockholders described in this information statement. Pursuant to Section 228(a) of the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and properly delivered to the corporation. On August 2, 2005, the Voting Trust acted by written consent and authorized and approved our second amended and restated certificate of incorporation. Accordingly, the action by written consent of the Voting Trust was sufficient to approve and adopt our second amended and restated certificate of incorporation.

Pursuant to Section 109 of the DGCL, a corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal by-laws upon its directors. Our amended and restated certificate of incorporation provides that our Board of Directors may adopt, amend or repeal any provision of our by-laws. Accordingly, the approval of our Board of Directors was sufficient to approve and adopt the second amended and restated by-laws.

Notice of Action by Written Consent

Pursuant to Section 228(e) of the DGCL, we are required to provide prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who have not consented in writing to such action. This information statement serves as the notice required by Section 228(e) of the DGCL.

COMPARISON OF GOVERNING DOCUMENTS

The following is a summary of the material differences between the provisions of our amended and restated certificate of incorporation and our amended and restated by-laws, on the one hand, and our second amended and restated certificate of incorporation and second amended and restated by-laws, on the other hand. This summary is not a complete statement of your rights as a stockholder or a complete description of the specific provisions referred to below. The summary is qualified in its entirety by reference to the governing corporate instruments, which you should read. Copies of our second amended and restated certificate of incorporation and second amended and restated by-laws are attached hereto as Exhibit A and Exhibit B, respectively.

Certificate of Incorporation

Amended and Restated Certificate of Incorporation	Second Amended and Restated Certificate of Incorporation

Authorized Shares. We have the authority to issue up to thirty million (30,000,000) shares of capital stock, consisting of (a) twenty-five million (25,000,000) shares of common stock, par value $0.01 per share, and (b) five million (5,000,000) shares of preferred stock, par value $0.01 per share.	Authorized Shares. We have the authority to issue up to twenty-three million (23,000,000) shares of capital stock, consisting of (a) eighteen million (18,000,000) shares of common stock, par value $0.01 per share, and (b) five million (5,000,000) shares of preferred stock, par value $0.01 per share.

Preferred Stock Voting Rights. Our Board of Directors has the authority to designate the rights and preferences of one or more classes of preferred stock, including with respect to voting rights.	Preferred Stock Voting Rights. Our Board of Directors will continue to have authority to designate one or more classes of preferred stock, except that it would not be permitted to create any voting rights for preferred stock other than the right, voting separately as a class with the holders of any one or more designated classes entitled to vote upon the occurrence of a Voting Event (as defined below), commencing at our next annual meeting of stockholders, unless the Voting Event has been terminated, to cast one vote per share for the election of one additional director.

A “Voting Event” is deemed to occur if dividends payable on any share or shares of our preferred stock have not been declared and paid at the stated rate for the equivalent of eight full quarterly periods (whether or not consecutive).

Board of Directors. Our directors are divided into three classes, Class I, Class II and Class III, with each class having as equal a number of members as reasonably possible. Each director is elected for a three-year term and holds office until the annual meeting of stockholders in the year in which his or her term expires and until his or her successor is elected and qualified, subject, however, to prior death, resignation, retirement or removal from office. So long as the Taylor family beneficially owns a majority of the total voting power of our outstanding stock entitled to vote, our directors may be removed with or	Board of Directors. All of our directors are elected at each annual meeting of stockholders. Each director is elected for a one-year term and holds office until his or her successor is elected and qualified, subject, however, to prior death, resignation, retirement or removal from office. Our directors may be removed with or without cause.

without cause; provided, however, that on and after the date on which the Taylor family ceases to beneficially own a majority of the total voting power of our outstanding stock entitled to vote, directors may only be removed for cause.

Written Consent. So long as the Taylor family beneficially owns a majority of the total voting power of our outstanding stock entitled to vote, any action required to be taken by our stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, if a written consent setting forth the action to be taken is signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action; provided, however, that on and after the date on which the Taylor family ceases to beneficially own a majority of the total voting power of our outstanding stock entitled to vote, any action required or permitted to be taken by the stockholders will be effected only at a duly called annual or special meeting of stockholders and may not be effected by written consent.	Written Consent. Any action required or permitted to be taken by our stockholders will be effected only at a duly called annual or special meeting of stockholders and may not be effected by written consent.

Amendment of By-Laws. Our Board of Directors is authorized to adopt, amend or repeal our by-laws.	Amendments of By-laws. Our Board of Directors is authorized to adopt, amend or repeal our by-laws; provided, however, that the affirmative vote of the holders of a majority of our total outstanding voting stock will be required to amend, alter or repeal, or to adopt any provisions inconsistent with, Sections 2.3 (Special Meetings), 2.6 (Quorum), 2.9 (Director Nominations), 3.2 (Number of Directors; Election and Term of Office), 4.4 (Special Meetings of the Board of Directors) and 8.1(b) (Director Removal) of our by-laws.

By-laws

Amended and Restated By-laws	Second Amended and Restated By-laws

Special Meetings of Stockholders. Special meetings of stockholders may only be called by the Chairman of the Board of Directors, the President or a majority of the Board of Directors then in office.	Special Meetings of Stockholders. Special meetings of stockholders may only be called by the Chairman of the Board of Directors, the President or a majority of the Board of Directors then in office. In addition, a special meeting of stockholders may be requested in writing by the holders of at least thirty-five percent (35%) of the total voting power of our outstanding stock entitled to vote generally in the election of directors. We will convene a special meeting of stockholders for any proper purpose, so long as that purpose is stated with specificity in the written notice to our Board of Directors (a “Stockholder Request”).

If at any time a Stockholder Request has been properly submitted, the Board of Directors (x) will convene a special meeting of stockholders within ninety (90) days of receipt of the Stockholder Request, and (y) will not be permitted, except pursuant to the unanimous approval of the Board of Directors, to authorize the issuance of any shares of capital stock from the date of our receipt of the Stockholder Request until the earlier of (i) the first business day following a special meeting of stockholders convened pursuant to the Stockholder Request, or (ii) 180 days following the receipt of the Stockholder Request by our Board of Directors. In the event the Board of Directors fails to convene a special meeting of stockholders within ninety (90) days of a properly submitted Stockholder Request, the stockholder(s) who submitted such Stockholder Request shall have the right to convene a special meeting within the following ninety (90) day period; provided such stockholder(s) provide the Board of Directors and all other stockholders with written notice no less than thirty (30) nor more than sixty (60) days in advance of such meeting, with such notice to include the date, time and the location of such meeting, which shall be at a location in Chicago, Illinois.

Quorum. Holders of a majority of our stock issued and outstanding and entitled to vote at a meeting of stockholders, present in person or by proxy, will constitute a quorum for the transaction of business at any meeting of stockholders.	Quorum. Holders of at least thirty-five percent (35%) of the shares of our common stock issued and outstanding and entitled to vote at a meeting of stockholders, present in person or by proxy, will constitute a quorum for the transaction of business at any meeting of stockholders.

Director Nominations. Nominations for the election of our directors may be made by our Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations by stockholders must be made in writing and delivered or mailed to our Secretary not less than one hundred twenty (120) nor more than one hundred fifty (150) days prior the first anniversary of the date on which we mailed our proxy materials.	Director Nominations. Nominations for the election of our directors may be made by our Board of Directors or by any stockholder entitled to vote for the election of directors; provided, however, that so long as the Taylor family beneficially owns in the aggregate twenty-five percent (25%) or more of the total voting power of our outstanding stock entitled to vote generally in the election of directors, the Taylor family will be entitled to nominate up to three (3) candidates for election to the Board of Directors at any annual meeting of stockholders or special meeting of stockholders called for the purpose of electing directors. Nominations by stockholders with respect to any annual meeting of stockholders must be made in writing and delivered or mailed to our Secretary generally not less than one hundred twenty (120) nor more than one hundred fifty (150) days prior to the first anniversary of the date on which we mailed our proxy materials. Nominations by stockholders with respect to any special meeting of stockholders must be made in writing and delivered or mailed to our Secretary not less than the tenth (10th) day following the day on which the public announcement of the date of the special meeting is made.

New Business. Any new business to be taken up at any meeting of stockholders, other than new business taken up at the request of the Chairman of the Board or the Board of Directors, must be stated in writing and delivered or mailed to our Secretary generally not less than one hundred twenty (120) nor more than one hundred fifty (150) days prior to the first anniversary of the date on which we mailed our proxy materials.	New Business. Any new business to be taken up at any annual meeting of stockholders, other than new business taken up at the request of the Chairman of the Board or the Board of Directors, must be stated in writing and delivered or mailed to the Secretary of the corporation generally not less than one hundred twenty (120) nor more than one hundred fifty (150) days prior to the first anniversary of the date on which we mailed our proxy materials. Any new business to be taken up at any special meeting of stockholders, other than new business taken up at the request of the Chairman of the Board or the Board of Directors, must be stated in writing and delivered or mailed to our Secretary not less than the tenth (10th) day following the day on which public announcement of the date of the special meeting is first made.

Number; Election and Term of Office. Our Board of Directors will initially consist of four (4) directors subject to adjustment by resolution of our Board of Directors.	Number; Election and Term of Office. Our Board of Directors will consist of at least six (6) and not more than thirteen (13) directors.

Meetings of the Board of Directors. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President on two (2) days’ notice to each director.	Meetings of the Board of Directors. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President on two (2) days’ notice to each director. Notwithstanding the foregoing, any meeting of the Board of Directors at which the Board of Directors will authorize the issuance of any shares of capital stock of the corporation shall require five (5) days’ notice to each director.

REASONS IN SUPPORT OF ACTIONS

In connection with our consideration of the Offering, the Taylor family and their legal counsel, McDermott, Will & Emery LLP, proposed changes to our certificate of incorporation and by-laws in connection with the Taylor family’s participation in the Offering. It was anticipated that if the Offering was completed, the Taylor family would no longer own a majority of our common stock and the proposed changes were designed to afford our stockholders greater influence over corporate decisions. The Taylor family and their counsel also believed that, among other things, these proposed changes would allow the Taylor family to retain a level of influence over significant corporate events that was commensurate with their substantial ownership interest in our company following the Offering.

The proposed changes were evaluated and negotiated on our behalf by Richard Tinberg and Melvin Pearl, as representatives of our non-employee directors, along with our legal counsel, Katten Muchin Rosenman LLP, and our financial advisor, Keefe, Bruyette & Woods, prior to being presented to our Board of Directors. On July 22, 2005, our Board of Directors unanimously (other than those directors who recused themselves from voting) approved a term sheet outlining the proposed amendments to our certificate of incorporation and by-laws, and on July 29, 2005, our Board of Directors unanimously (other than those directors who recused themselves from voting) approved the second amended and restated certificate of incorporation and the second amended and restated by-laws. In each case, board members Jeffrey Taylor, Bruce Taylor, and Mark Yeager, a partner with McDermott, Will & Emery LLP, the law firm representing the Taylor family in these matters, recused themselves from our Board of Directors’ deliberation and vote on these proposals.

Described below are some of the key factors our Board of Directors considered in approving the second amended and restated certificate of incorporation and the second amended and restated by-laws. However, the following discussion is not meant to be exhaustive. In view of the variety of factors considered in reaching its determination, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its conclusions. In addition, individual members of the Board of Directors may have given different weights to different factors. The Board of Director’s decision to approve the second amended and restated certificate of incorporation and the second amended and restated by-laws was made after consideration of all of the factors together.

Reduction of Authorized Common Stock

Article Fourth of our amended and restated certificate of incorporation currently authorizes the issuance of up to thirty-million (30,000,000) shares of capital stock consisting of (a) twenty-five million (25,000,000) shares of common stock, par value $0.01 per share, and (b) five million (5,000,000) shares of preferred stock, par value $0.01 per share. Our Board of Directors has determined that our amended and restated certificate of incorporation should be amended to reduce the number of authorized shares of capital stock from thirty-million (30,000,000) shares to twenty-three million (23,000,000) shares, and to reduce the number of authorized shares of common stock from twenty-five million (25,000,000) shares to eighteen million (18,000,000) shares.

In light of the Taylor family’s controlling interest and ability to take action by written consent prior to the Offering, the current number of authorized shares was determined more by convenience than any specific commercial reason (i.e., the Taylor family had the voting power to change the number of authorized shares in their discretion at any time). In anticipation of the Offering, our Board of Directors thought it was prudent to ensure that we had enough authorized shares for any foreseeable equity issuance, while not having an undue number of authorized shares relative to the number of shares issued and outstanding. In this regard, consideration was given, among other things, to our capital plan, information regarding other bank holding companies with comparable market capitalizations, the views expressed publicly by leading institutional investors and stockholder services as to the negative implications of having a disproportionate number of authorized shares of capital stock available for future issuances without stockholder approval, and the Taylor family’s concerns about the potential for substantial dilution to their voting percentage without requiring stockholder action. We believe that the amendment to Article Fourth achieves a fair and appropriate balance among these concerns.

The decrease in authorized common stock will not have any effect on the rights of our current common stockholders. Should we determine in the future that it is advisable to issue shares of common stock in excess of the authorized shares available for issuance after this amendment, we will need to obtain stockholder approval to increase the number of authorized shares of common stock prior to any such issuances.

Limitations on Voting Rights of Preferred Stock

Under the amendment to Article Fourth, Section 2(b) of our certificate of incorporation, our Board of Directors will continue to have the authority to designate and issue one or more classes of preferred stock without stockholder approval, but it will not have the authority to create any voting rights for preferred stock other than the right, voting separately as a class with the holders of any one or more designated classes entitled to vote upon the occurrence of a Voting Event (as defined below), commencing at the next annual meeting of stockholders, unless the Voting Event has been terminated, to cast one vote per share for the election of one additional director. A “Voting Event” will be deemed to occur if dividends payable on any share or shares of our preferred stock have not been declared and paid at the stated rate for the equivalent of eight full quarterly periods (whether or not consecutive).

We believe that the ability of our Board of Directors to designate one or more classes or series of preferred stock provides our Board with an important degree of flexibility for possible future financing transactions or other strategic purposes. At the same time, our Board of Directors believes that this ability will not be significantly limited by the foregoing limitation on voting rights.

Annual Election of Directors and Removal of Directors With or Without Cause

Article Fifth of our amended and restated certificate of incorporation currently provides for the classification of our Board of Directors into three classes, Class I, Class II and Class III, with each director serving for a term of three years. Because of this structure, our stockholders may only vote on approximately one-third of our directors each year. Our Board of Directors has determined that our amended and restated certificate of incorporation should be amended to repeal the provisions that provide for the classification of our Board of Directors so that all directors are elected annually. The amendment resulting in the declassification of our Board of Directors will also trigger the application of Section 141(k) of the DGCL, such that any of our directors or our entire Board of Directors may be removed, without or without cause, by the affirmative vote of the holders of a majority of our shares then entitled to vote at an election of directors.

Prior to the Offering, we were deemed to be a “controlled company” within the meaning of Marketplace Rule 4350(c)(5) of The Nasdaq Stock Market due to the voting power held by the Taylor family and their affiliates. Upon consummation of the Offering, we no longer qualified as a “controlled company” within the meaning of the Nasdaq rules. Our Board of Directors believes it is appropriate to allow our stockholders the opportunity to vote on all of our directors on an annual basis. The annual election of directors gives stockholders the power to replace all or any portion of the Board. Our Board of Directors does not, however, believe that declassification of our Board will destabilize our company or affect the continuity of director service. Furthermore, the Taylor family, in the aggregate, still owns or controls more than forty-three percent (43%) of our outstanding common stock. While the Taylor family no longer owns a majority of our outstanding common stock as a result of the Offering, if they act together, they will continue to have the ability to strongly influence any matter submitted to our stockholders for approval, including any election of directors.

No Stockholder Action by Written Consent

Article Sixth of our amended and restated certificate of incorporation provides that any action required to be taken by our stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, by written consent. Our Board of Directors has determined that our amended and restated certificate of incorporation should be amended to repeal the provisions that provide for stockholder action by written consent.

We believe that our stockholders should have the ability to call special meetings of stockholders, and our second amended and restated by-laws provide that special meetings of stockholders may be requested in writing by the holders of at least thirty-five percent (35%) of the total voting power of our outstanding stock entitled to vote generally in the election of directors. We nevertheless recognize the possibility that the ability of the stockholders to take action without a meeting, without prior notice and without a vote, could be disruptive to the conduct of our business and could impose significant administrative and financial burdens on us in responding to such action. In addition, if stockholders had the ability to act by written consent, we might not have an opportunity to timely consider the impact of such action on our business, strategy and financial condition, or to present our arguments in support of or opposition to such action. Our Board of Directors believes that the amendment to Article Sixth of our certificate of incorporation addresses these concerns by requiring that any action required to be taken by our stockholders will be effected only at a duly called, properly noticed annual or special meeting of stockholders at which all of our stockholders are granted the opportunity to vote on all matters on which they are entitled to vote.

Amendments to Certain By-law Provisions

Article Seventh of our amended and restated certificate of incorporation provides that our Board of Directors is authorized to amend or repeal our by-laws. Our Board of Directors has determined that Article Seventh of our amended and restated certificate of incorporation should be amended to provide that only the holders of a majority of our total voting stock may amend or repeal certain provisions of our by-laws, including Section 2.3 (Special Meetings of Stockholders), 2.6 (Quorum), 2.9 (Director Nominations), 3.2 (Number of Directors; Election and Term of Office), 4.4 (Special Meetings of the Board of Directors) and 8.1(b) (Director Removal).

Each of the by-law provisions referenced above was recently amended by our Board of Directors subject to, and in contemplation of, the consummation of the Offering and our transition from a “controlled” to a non-controlled company under Nasdaq rules. The by-law amendments generally give our stockholders greater influence over elections of our directors, future issuances of our equity and other governance matters. For example, Section 2.3 of our by-laws, as amended, provides that a special meeting of stockholders may be requested in writing by the holders of at least thirty-five percent (35%) of the total voting power of our outstanding stock entitled to vote generally in the election of directors, where special meetings of stockholders could previously only be called by the Chairman of the Board of Directors, the President or a majority of the Board of Directors then in office. Section 2.6 of our by-laws, as amended, provides that holders of at least thirty-five percent (35%) of the shares of our common stock issued and outstanding and entitled to vote at a meeting of stockholders will constitute a quorum for the transaction of business at any meeting of stockholders, where a quorum previously required the representation of a majority of such shares. Section 3.2 of our by-laws provides that our Board of Directors must consist of no fewer than six (6) and no more than thirteen (13) directors, where the number of directors had previously been established by resolution of our Board of Directors. Section 8.1(b), as amended, provides that our directors, or our entire Board of Directors, may be removed with or without cause by the affirmative vote of a majority of the shares of stock entitled to vote in the election of directors.

Certain other by-law amendments allow the Taylor family a level of influence over certain significant corporate events that is proportionate with their ownership interest in us. For example, Section 2.9 now provides that so long as the Taylor family beneficially owns in the aggregate twenty-five percent (25%) or more of the total voting power of our outstanding stock entitled to vote generally in the election of directors, the Taylor family will be entitled to nominate up to three (3) candidates for election to our Board of Directors. Section 9.1 now provides that any meeting at which our Board of Directors will authorize any issuance of our capital stock will require five (5) days’ prior notice to each director stating that an issuance of shares of our capital stock will be presented for approval at such meeting.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION

TO MATTERS ACTED UPON

Following the Offering, the Taylor family, which includes Jeffrey W. Taylor, Bruce W. Taylor, Cindy Taylor Robinson and trusts for their benefit and the benefit of their family members, in the aggregate, beneficially owns or controls in excess of forty-three percent (43%) of our outstanding shares of common stock. While the Taylor family no longer own a majority of our outstanding common stock as a result of the Offering, if they act together, they will continue to have the ability to strongly influence any matter submitted to our stockholders for approval, including amending our certificate of incorporation, approving mergers or similar transactions and electing our directors.

Many of the amendments to our certificate of incorporation and by-laws have the effect of granting stockholders greater authority and influence in the conduct of our business; however, it is important to understand that the Taylor family will continue to exercise significant influence with respect to any matter that might be presented for stockholder approval, including pursuant to these amendments, and will continue to have the right to nominate up to three (3) candidates for election to our Board of Directors and to own a sufficient number of shares of common stock to demand that we call a special meeting of stockholders. In any matter that might require stockholder approval, including at a special meeting of stockholders called at the demand of the Taylor family, the Taylor family may have interests that differ from or conflict with yours and those of other stockholders. The concentration of ownership of our common stock among the Taylor family, their resulting right to demand that we call a special meeting of stockholders and our inability, absent the unanimous approval of our Board of Directors, to authorize an issuance of capital stock pending any such special meeting, if called, may adversely affect our efforts to raise additional capital in the future if the Taylor family does not support such a transaction. Furthermore, the concentration of ownership of our common stock among the Taylor family may delay or discourage others from initiating potential merger, takeover or other change in control transactions. As a result, the market price of our common stock could be adversely affected. Conversely, the decision by the Taylor family to sell or liquidate their position in us for any reason, could have the effect of further altering the level of influence that the Taylor family has over our business.

Jeffrey Taylor and Bruce Taylor serve as members of our Board of Directors and Cole Taylor Bank’s Board of Directors and as both our and Cole Taylor Bank’s highest ranking officers. Melvin Pearl, a member of the Board of Directors, serves as trustee of certain Taylor family trusts. These persons may experience conflicts of interest in the execution of their duties on our behalf and on behalf of Cole Taylor Bank. We cannot assure you that these conflicts would be resolved in a manner favorable to us or Cole Taylor Bank.

DISSENTERS’ RIGHTS OF APPRAISAL

No appraisal rights are or will be available under the DGCL in connection with the matters described in this information statement.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this information statement and in the documents we reference in this information statement constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These forward-looking statements reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “expect,” “anticipate,” “believe,” “intend,” “could” and “estimate” and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities in 2005 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, without limitation: the effect on our profitability if interest rates fluctuate as well as the effect of any imbalances in the interest rate sensitivities of our assets and liabilities; the possibility that our wholesale funding sources may prove insufficient to replace deposits at maturity and support our growth; the risk that our allowance for loan losses may prove insufficient to absorb probable losses in our loan portfolio; possible volatility in loan charge-offs and recoveries between periods; the effectiveness of our hedging transactions and their impact on our future results of operations; the risks associated with implementing our business strategy and managing our growth effectively; changes in general economic conditions in our market place and general conditions in the U.S. economy, interest rates, deposit flows, loan demand, competition, legislation or regulatory and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and technological factors impacting our operations.

You should consider the areas of risk described above, as well as those set forth in other documents we have filed with the SEC, in connection with any forward-looking statements that may be made by us. You are advised to consult any additional disclosures we have made in our Registration Statement on Form S-3 (File No. 333-126864), as amended from time to time, our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K to the SEC (which, among other places, can be found on the SEC’s website at http://www.sec.gov). See “Where You Can Find More Information” below.

You should not place undue reliance on any forward-looking statements. Except as otherwise required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements or risk factors, whether as a result of new information, future events, changed circumstances or any other reason after the date of this information statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the information requirements of the Securities Exchange Act of 1934, which means we are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at its Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain information on the operation of the Public Reference Room by calling the SEC as 1-800-SEC-0330.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” into this information statement certain information we have filed with the SEC. This permits us to disclose important information to you by referring to these filed documents. The information incorporated by reference is an important part of this information statement. Absent unusual circumstances, we will have no obligation to amend this information statement, although we may elect to update the information so incorporated by reference to information in documents subsequently filed with the SEC. This historical and future information that is incorporated by reference in this information statement is considered to be part of this information statement and can be obtained at the locations described above. The information included elsewhere in this information statement and the following information incorporated by reference in this information statement is considered to be part of this information statement:

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed with the SEC on March 10, 2005, including portions of our definitive proxy statement on Schedule 14A for our 2005 Annual Meeting of Stockholders incorporated therein by reference; and

•	Our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2005, filed with the SEC on August 3, 2005.

We will provide you with a copy of any information that we incorporate by reference into this information statement, at no cost, by writing us. Please send your request to:

Taylor Capital Group, Inc.

Attention: Daniel C. Stevens, Chief Financial Officer

9550 West Higgins Road

Rosemont, Illinois 60018

Exhibit A

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

TAYLOR CAPITAL GROUP, INC.

(Original Certificate of Incorporation Filed October 9, 1996;

Amended and Restated Certificate of Incorporation Filed July 1, 2002)

Taylor Capital Group, Inc., a corporation originally incorporated on October 9, 1996 and organized and existing under, and by virtue of, the General Corporation Law of the State of Delaware, as amended, does hereby certify that this Seconded Amended and Restated Certificate of Incorporation of the corporation (the “Certificate of Incorporation”) set forth below has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, as amended (the “DGCL”).

FIRST: The name of the corporation is Taylor Capital Group, Inc.

SECOND: The corporation’s registered office in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the corporation’s registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business and the objects and purposes to be transacted, promoted and carried on are to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue is Twenty-Three Million (23,000,000), consisting of (a) Eighteen Million (18,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and (b) Five Million (5,000,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”), with the rights and preferences designated in Part B below.

The designations, powers, preferences and relative participating, optional or other special rights of the Common Stock and the Preferred Stock, and the qualifications, limitations or restrictions thereof, are as follows:

A. COMMON STOCK

1. Voting. Except as otherwise provided by law, each share of Common Stock shall entitle the holder thereof to one vote in any matter which is submitted to a vote of stockholders of the corporation.

2. Dividends. Subject to the express terms of the Preferred Stock outstanding from time to time, such dividend or distribution as may be determined by the Board of Directors of the corporation may from time to time be declared and paid or made upon the Common Stock out of any source at the time lawfully available for the payment of dividends.

3. Liquidation. The holders of Common Stock shall be entitled to share ratably upon any liquidation, dissolution or winding up of the affairs of the corporation (voluntary or involuntary), all assets of the corporation which are legally available for distribution, if any, remaining after payment of all debts and other liabilities and subject to the prior rights of any holders of Preferred Stock of the preferential amounts, if any, to which they are entitled.

4. Purchases. Subject to any applicable provisions of this Article FOURTH, the corporation may at any time or from time to time purchase or otherwise acquire shares of its Common Stock in any manner now or hereafter permitted by law, publicly or privately, or pursuant to any agreement.

B. PREFERRED STOCK

1. Designation. Subject to the other provisions of this Certificate of Incorporation, the Board of Directors is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such designations, powers, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares as may be permitted by law.

2. Voting Rights.

(a) Holders of shares of Preferred Stock shall have no voting rights, either general or special, except as expressly provided by applicable law or as specified in Section 2(b) below.

(b) (i) With respect to each and any class or series of Preferred Stock designated by the Board of Directors pursuant to Section B.1. above (in each case, a “Designated Series”), if a Voting Event (as defined below) occurs, the number of members of the Board of Directors automatically shall be increased by one and the holders of shares of such Designated Series, voting separately as a class with the holders of shares of any one or more other Designated Series entitled to vote upon the occurrence of such Voting Event, shall be entitled commencing at the corporation’s next annual meeting of stockholders, unless prior thereto such Voting Event has been terminated, to cast one vote per share of such Designated Series for the election of one additional director of the corporation, with the remaining directors of the corporation to be elected by the holders of the shares of any other class or classes or series of stock entitled to vote therefor. Until such Voting Event has been terminated, any director who has been elected as described in this Section 2(b) by the holders of shares of such Designated Series may be removed at any time, with or with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may only be filled by the vote of such holders. If and when such Voting Event has been terminated, the holders of shares of such Designated Series then outstanding and so authorized will be divested of the foregoing special voting rights, subject to revesting upon further occurrence of a Voting Event. Upon termination of such Voting Event, the terms of office of any person who may have been elected a director by vote of the holders of shares of such Designated Series and such other series of Preferred Stock pursuant to the foregoing special voting rights will immediately terminate.

(ii) A “Voting Event” shall be deemed to have occurred with respect to a Designated Series in the event that dividends payable on any share or shares of such Designated Series shall not be declared and paid at the stated rate for the equivalent of eight full quarterly Dividend Periods (whether or not consecutive). A Voting Event shall be deemed to have been terminated when all such dividends in arrears have been declared and paid or declared and set apart for payment in full, subject always to the revesting of the rights of holders of such Designated Series voting as a class with the holders of any other Preferred Stock to elect a director as provided above in the event of any future failure on the part of the corporation to pay dividends at the stated rate for any eight full quarterly Dividend Periods (whether or not consecutive).

C. MISCELLANEOUS

1. Issuance of Stock. Shares of capital stock of the corporation may be issued by the corporation from time to time, in accordance with the procedures set forth in the corporation’s By-laws, in such amounts and proportions and for such consideration (not less than the par value thereof in the case of capital stock having par value) as may be fixed and determined from time to time by the Board of Directors and as shall be permitted by law.

2. Unclaimed Dividends. Any and all right, title, interest and claim in or to any dividends declared by the corporation, whether in cash, stock or otherwise, which are unclaimed by the stockholder entitled thereto for a period of five years after the close of business on the payment date, shall be and shall be deemed to be extinguished and abandoned; and such unclaimed dividends in the possession of the corporation, its transfer agents or other agents or depositories, shall at such time become the absolute property of the corporation, free and clear of any and all claims of any persons whatsoever.

FIFTH: Board of Directors. The business and affairs of the corporation shall be managed by, or under the direction of, a board of directors. The number of directors shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors in office at the time of adoption of such resolution.

Each director shall be elected for a one-year term. At each annual meeting of the corporation’s stockholders, directors will be elected, by the holders of the shares entitled to vote generally in the election of directors, to succeed those directors whose terms are expiring. Except as hereinafter provided, a director shall hold office until the annual meeting of stockholders of the corporation in the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to such director’s prior death, resignation, retirement or removal from office. One or more directors may be removed from office, and a new director or directors may be elected to fill the vacancy or vacancies created by such removal, by a vote of stockholders at a meeting of stockholders called for that purpose. Except as required by law, any stockholders agreement to which the corporation is a party or the provisions of this Certificate of Incorporation, all vacancies on the Board of Directors, other than those vacancies created by a vote of stockholders, and newly-created directorships shall be filled by the Board of Directors. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the corporation shall have the right, voting separately by class or series, to elect one or more directors (each, a “Preferred Director”) at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation and any resolutions of the Board of Directors applicable thereto.

SIXTH: Stockholder Action. Any action required or permitted to be taken by the stockholders of the corporation shall be effected only at a duly called annual or special meeting of stockholders of the corporation and shall not be effected by consent in writing by the holders of outstanding stock pursuant to Section 228 of the DGCL or any other provisions thereof.

SEVENTH: A. Amendment of By-Laws. Except as otherwise provided in this Article SEVENTH, the Board of Directors of the corporation is authorized to adopt, amend or repeal the By-laws of the corporation, subject to applicable law and any applicable provisions in any resolution of the Board of Directors. The affirmative vote of the holders of a majority of the total outstanding voting stock of the corporation, present in person or represented by proxy, at any meeting of stockholders at which a quorum is present shall be required to amend, alter or repeal, or to adopt any provision inconsistent with, Sections 2.3, 2.6, 2.9, 3.2, 4.4, and 8.1(b) of the By-laws of the corporation, as amended.

B. Election of Directors. Elections of Directors need not be by written ballot unless the By-laws of the corporation shall so provide.

C. Meetings of Stockholders. Meetings of stockholders may be held within or without the State of Delaware, as the By-laws of the corporation may provide.

D. Books of Corporation. The books of the corporation may be kept at such place within or without the State of Delaware as the By-laws of the corporation may provide or as may be designated from time to time by the Board of Directors of the corporation.

EIGHTH: Whenever a compromise or arrangement is proposed between the corporation and its creditors or any class of them and/or between the corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or the stockholders or class of stockholders of the corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the corporation, as the case may be, and also on the corporation.

NINTH: No Director or Board committee member of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or Board committee member, provided that this Article NINTH shall not eliminate or limit the liability of a Director or Board committee member: (i) for any breach of the Director or Board committee member’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL (or the corresponding provision of any successor act or law); or (iv) for any transaction from which the Director or Board committee member derived an improper personal benefit. No amendment, alteration or repeal of this Article NINTH shall apply to or have any effect on the rights of any individual referred to in this Article NINTH or with respect to acts or omissions of such individual occurring prior to such amendment, alteration or repeal. If the DGCL is amended after the effective date of this Article to further eliminate or limit, or to authorize further elimination or limitation of, the personal liability of directors or board committee members for breach of fiduciary duty as a director or board committee member, then the personal liability of a director or Board committee member to the corporation or its stockholders shall be eliminated or limited to the full extent permitted by the DGCL. For purposes of this Article, “fiduciary duty as a director” shall include any fiduciary duty arising out of serving at the request of the corporation as a director of another corporation, partnership, joint venture, trust or other enterprise, and “personally liable to the corporation” shall include any liability to such other corporation, partnership, joint venture, trust or other enterprise, and any liability to the corporation in its capacity as security holder, joint venturer, partner, beneficiary, creditor or investor of or in any such other corporation, partnership, joint venture, trust or other enterprise.

TENTH: The Board of Directors reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

IN WITNESS WHEREOF, the corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed by its Chairman of the Board on             , 2005.

TAYLOR CAPITAL GROUP, INC.

By:
Jeffrey W. Taylor Chairman of the Board c/o Cole Taylor Bank 9550 West Higgins Road Rosemont, Illinois 60018

Exhibit B

SECOND AMENDED AND

RESTATED BY-LAWS

OF

TAYLOR CAPITAL GROUP, INC.

(A DELAWARE CORPORATION)

Amended and Restated [            ], 2005

i

ii

ARTICLE 15 OFFICES	13
Section 15.1 Registered Office	13
Section 15.2 Principal Office	13

ARTICLE 16 AMENDMENTS	13

iii

TAYLOR CAPITAL GROUP, INC.

ARTICLE 1

CERTIFICATE OF INCORPORATION

Section 1.1 Contents. These By-laws, the powers of the corporation and of its Directors and stockholders, and all matters concerning the conduct and regulation of the business of the corporation shall be subject to such provisions in regard thereto, if any, as are set forth in said Certificate of Incorporation.

Section 1.2 Certificate in Effect. All references in these By-laws to the Certificate of Incorporation shall be construed to mean the Certificate of Incorporation of the corporation as from time to time amended and restated, including (unless the context shall otherwise require) all certificates and any agreement of consolidation or merger filed pursuant to the Delaware General Corporation Law, as amended (the “DGCL”).

ARTICLE 2

MEETINGS OF STOCKHOLDERS

Section 2.1 Place. All meetings of the stockholders may be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors, the Chairman of the Board or the President and stated in the notice of the meeting or in any duly executed waiver of notice thereof.

Section 2.2 Annual Meeting. The annual meeting of the stockholders shall be held each year at such date and time as shall be designated from time to time by the Board of Directors, and stated in the notice or waiver of notice of the meeting.

Section 2.3 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by the DGCL, the Certificate of Incorporation or these By-laws, may be called by the President, the Chairman of the Board, or a majority of the Board of Directors then in office. Such request shall state the purpose or purposes of the proposed meeting. In addition, the holders of at least thirty-five percent (35%) of the total voting power of the outstanding stock entitled to vote generally in the election of Directors shall be entitled to request in a writing to the Board of Directors that the corporation convene a special meeting of stockholders for any proper purpose, which purpose shall be stated with specificity in such notice to the Board of Directors (a “Stockholder Request”). If at any time a Stockholder Request has been properly submitted to the Board of Directors, (x) the corporation shall convene a special meeting of stockholders within ninety (90) days of receipt of such Stockholder Request, and (y) the Board of Directors shall not be permitted to authorize the issuance of any shares of capital stock, other than upon the unanimous consent of the Board of Directors, from the date of its receipt of such Stockholder Request until the earlier of (i) the first business day following a special meeting of stockholders convened pursuant to such Stockholder Request, or (ii) 180 days following the receipt of the Stockholder Request by the Board of Directors (unless the failure to convene a special meeting pursuant to such Stockholder Request is caused by any action or inaction on behalf of the Board of Directors). In the event the Board of Directors fails to convene a special meeting of stockholders within ninety (90) days of receipt of a properly submitted Stockholder Request, the stockholder(s) who submitted such Stockholder Request shall have the right to convene a special meeting within the following ninety (90) days; provided such stockholder(s) provide the Board of Directors and all other stockholders with written notice no less than thirty (30) nor more than sixty (60) days in advance of such meeting, with such notice to include the date, time and the location of such meeting, which shall be at a location in Chicago, Illinois.

Section 2.4 Notice of Meetings. A written notice of all meetings of stockholders stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the special meeting

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is called, shall be given by the corporation either personally, by United States mail, by telegram or by facsimile to each stockholder entitled to vote at such meeting. Except as otherwise provided by law, such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice to the stockholders from the corporation.

Section 2.5 Affidavit of Notice. An affidavit of the Secretary or an Assistant Secretary or the transfer agent of the corporation that notice of a stockholders meeting has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 2.6 Quorum. The holders of thirty-five percent (35%) of the stock outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation or by these By-laws. If, however, a quorum shall not be present or represented by proxy at any meeting of stockholders, the stockholders entitled to vote thereat present in person or represented by proxy (by vote of a majority of shares represented), the Chairman of the Board or the President, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, except as hereinafter provided, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.7 Voting Requirements. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of any applicable statute, the Certificate of Incorporation or these By-laws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing, all elections of directors shall be determined by a plurality of the votes cast.

Section 2.8 Proxies and Voting. Unless otherwise provided by the DGCL, the Certificate of Incorporation or these By-laws, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Shares of the capital stock of the corporation owned by the corporation shall not be voted, directly or indirectly.

If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

1. If only one votes, his act binds all;

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2. If more than one vote, the act of the majority so voting binds all;

3. If more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the shares, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

Section 2.9 Director Nominations. Nominations for the election of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of Directors; provided, however, that, in addition to their rights as a stockholder pursuant to the foregoing, so long as the Taylor Family (as defined below) beneficially owns in the aggregate twenty-five percent (25%) or more of the total voting power of the outstanding stock entitled to vote generally in the election of directors, the Taylor Family shall be entitled to nominate up to three (3) candidates for election to the Board of Directors at any annual meeting of stockholders or special meeting of stockholders called for the purpose of electing Directors. Nominations by stockholders with respect to any annual meeting of stockholders shall be made in writing and delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than one hundred twenty (120) nor more than one hundred fifty (150) days prior to the first anniversary of the date on which the corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is delayed by more than thirty (30) days after the first anniversary of the preceding year’s annual meeting, then by the close of business on the later of (i) the 120th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting is first made. Nominations by stockholders with respect to any special meeting of stockholders shall be made in writing and delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than the 10th day following the day on which public announcement of the date of such special meeting is first made. Each stockholder nomination shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such nomination, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the corporation which are beneficially owned by each nominee, and (iv) a written statement from the nominee consenting to be named as a candidate in the corporation’s proxy statement and, if elected, to serve as a Director. Upon delivery, such nominations shall be posted in a conspicuous place in the principal office of the corporation. Ballots bearing the names of all persons nominated by the stockholders shall be provided for use at the annual meeting.

The chairman of the meeting of stockholders at which any election of Directors is to occur may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

For the purposes of these By-laws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

For purposes of this Section 2.9, the “Taylor Family” shall mean: Jeffrey W. Taylor, Bruce W. Taylor, Iris Tark Taylor, Cindy Taylor Robinson, the spouses, descendants, or spouses of descendants of any one or more of the foregoing persons, any estates, trusts, custodianships or guardianships formed or to be formed primarily for the benefit of any one or more of the foregoing persons, and any proprietorships, partnerships, limited liability companies, or corporations controlled directly or indirectly by any one or more of the foregoing persons or entities

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Section 2.10 New Business. Any new business to be taken up at any annual meeting of the stockholders, other than such new business to be taken up at the request of the Chairman of the Board or the Board of Directors, shall be stated in writing and delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than one hundred twenty (120) nor more than one hundred fifty (150) days prior to the first anniversary of the date on which the corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is delayed by more than thirty (30) days after the first anniversary of the preceding year’s annual meeting, then by the close of business on the later of (i) the 120th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting is first made, and no other proposal shall be acted upon at the annual meeting. Any new business to be taken up at any special meeting of the stockholders, other than such new business to be taken up at the request of the Chairman of the Board or the Board of Directors, shall be stated in writing and delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than the 10th day following the day on which public announcement of the date of such special meeting is first made. These provisions shall not prevent the consideration and approval or disapproval at any annual or special meeting of reports of officers, Directors, and committees; but in connection with such reports, no new business shall be acted upon at such annual or special meeting unless stated and filed as herein provided. If the chairman of any annual or special meeting determines that business was not properly brought before such meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

Section 2.11 Stockholder List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The original or duplicate stock ledger shall be the only evidence as to who are the stockholders entitled to examine such list, the stock ledger or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 2.12 Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

If no record date is fixed by the Board of Directors:

(a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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ARTICLE 3

DIRECTORS

Section 3.1 Duties. The business and affairs of the corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by the DGCL, nor by the Certificate of Incorporation nor by these By-laws directed or required to be exercised or done by the stockholders.

Section 3.2 Number; Election and Term of Office. The number of Directors which shall constitute the whole Board of the corporation shall not be less than six (6) and not more than thirteen (13). Directors shall be elected by the corporation’s stockholders at the annual meeting of the stockholders, except as provided in Section 8.1 of these By-laws, and each Director elected shall hold office until the annual meeting of stockholders in the year in which his or her term expires and until a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Directors need not be stockholders.

Section 3.3 Compensation. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors. No such payment shall preclude any Director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending committee meetings.

Section 3.4 Reliance on Books. A member of the Board of Directors or a member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the corporation by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors or by any committee, or in relying in good faith upon other records of the corporation.

ARTICLE 4

MEETINGS OF THE BOARD OF DIRECTORS

Section 4.1 Place. The Board of Directors of the corporation may hold meetings, both regular and special, at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine, or as may be specified or fixed in the respective notices or waivers of notice of such meeting.

Section 4.2 Annual Meeting. The annual meeting of the Board of Directors shall be held immediately following the annual meeting of stockholders each year or any special meeting held in lieu thereof, or at such other time as the Board of Directors may from time to time determine or as maybe specified or fixed in the notices or waivers of notice of such meeting.

Section 4.3 Regular Meetings. Regular meetings of the Board of Directors may be held without notice, except as otherwise required pursuant to Section 9.1 of these Bylaws, at such time and at such place as shall from time to time be determined by the Board.

Section 4.4 Special Meetings. Special meetings of the Board may be called by the Chairman of the Board or the President on two (2) days’ notice to each Director, except as otherwise required pursuant to Section 9.1 of these By-laws. Notices to Directors pursuant to this Section 4.4 shall be provided either personally, by overnight courier, mail, email, telegram or facsimile. Special meetings shall be called by the Chairman of the Board, the President or the Secretary in like manner and on like notice on the written request of any two Directors unless the Board consists of only one Director, in which case special meetings shall be called by the Chairman of the Board, the President or the Secretary in like manner and on like notice on the written request of the sole Director.

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Section 4.5 Quorum. At all meetings of the Board, a majority of the Directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these By-laws. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 4.6 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings, or electronic transmission or electronic transmissions are filed with the minutes of proceedings of the Board or committee.

Section 4.7 Telephone Meetings. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 4.8 Interested Directors.

(a) No contract or transaction between a corporation and one or more of its Directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

1. the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

2. the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

3. the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee or the stockholders.

(b) Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE 5

COMMITTEES OF DIRECTORS

Section 5.1 Designation.

(a) The Board of Directors may by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the corporation or such other persons who are directors of Cole Taylor Bank (the “Bank”). The Board may designate one or more Directors or

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directors of the Bank as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

(b) In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(c) Any such committee, to the extent provided in the resolution of the Board of Directors designating the committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, to the extent such powers and authority are permitted by the DGCL as such may be amended from time to time. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

Section 5.2 Records of Meetings. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

ARTICLE 6

NOTICES

Section 6.1 Method of Giving Notice. Whenever, under any provision of the DGCL or of the Certificate of Incorporation or of these By-laws, notice is required to be given to any Director or stockholder, such notice shall be given in writing by the Secretary or the person or persons calling the meeting by leaving such notice with such Director or stockholder at his residence or usual place of business or by mailing it addressed to such Director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be personally delivered or deposited in the United States mail. Notice to Directors may also be given by overnight courier, email, telegram or facsimile. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders by the corporation under any provision of these By-laws, the Certificate of Incorporation or by law shall be effective if given by a form of electronic transmission in accordance with applicable law.

Section 6.2 Waiver. Whenever any notice is required to be given under any provision of the DGCL or of the Certificate of Incorporation or of these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, Directors or members of a committee of Directors need be specified in any written waiver of notice.

ARTICLE 7

OFFICERS

Section 7.1 In General. The officers of the corporation shall be chosen by the Board of Directors and shall include a Chairman of the Board, a President, a Chief Financial Officer, a Secretary and a Treasurer. The Board of Directors may also choose one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these By-laws otherwise provide.

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Section 7.2 Election of Chairman of the Board, President, Chief Financial Officer, Secretary and Treasurer. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chairman of the Board, a President, a Chief Financial Officer, a Secretary and a Treasurer.

Section 7.3 Election of Other Officers. The Board of Directors may appoint such other officers and agents as it shall deem appropriate who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

Section 7.4 Salaries. The salaries of all officers and agents of the corporation may be fixed by the Board of Directors.

Section 7.5 Term of Office. The officers of the corporation shall hold office until their successors are elected and qualified or until their earlier resignation or removal. Any officer elected or appointed by the Board of Directors may be removed at any time in the manner specified in Section 8.2.

Section 7.6 Duties of Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors, shall advise and counsel with the President shall assume such other duties as from time to time may be assigned to him by the Board of Directors.

Section 7.7 Duties of President. The President shall be the chief executive officer of the corporation. He shall have executive authority to see that all orders and resolutions of the Board of Directors are carried into effect, and, subject to the control vested in the Board of Directors by statute, by the Certificate of Incorporation or by these By-laws, shall administer and be responsible for the overall management of the business and affairs of the corporation. In general, he shall perform all duties incident to the office of the President and such other duties as may from time to time be assigned by the Board of Directors or the Chairman of the Board. In the absence or disability of the Chairman of the Board, he shall perform the duties of the Chairman of the Board.

Section 7.8 Duties of Chief Financial Officer. The Chief Financial Officer shall perform such duties and have such other powers as the Board of Directors, the Chairman of the Board or the President may from time to time prescribe.

Section 7.9 Duties of Vice President. In the absence of the Chairman of the Board, the President or in the event of their inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties and have such other powers as the Board of Directors, the Chairman of the Board or the President may from time to time prescribe.

Section 7.10 Duties of Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, except as otherwise provided in these By-laws, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board or the President, under whose supervision he shall be. He shall have charge of the stock ledger (which may, however, be kept by any transfer agent or agents of the corporation under his direction) and of the corporate seal of the corporation.

Section 7.11 Duties of Assistant Secretary. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his inability or refusal to act,

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perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors or the Chairman of the Board may from time to time prescribe.

Section 7.12 Duties of Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse or supervise the disbursement of the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of this office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

Section 7.13 Duties of Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors or the Chairman of the Board may from time to time prescribe.

ARTICLE 8

RESIGNATIONS, REMOVALS AND VACANCIES

Section 8.1 Directors.

(a) Resignations. Any Director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary. Such resignation shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(b) Removals. Subject to any provisions of the Certificate of Incorporation, the holders of stock entitled to vote generally in the election of Directors may, at any meeting called for that purpose, by the affirmative vote of a majority of the shares of such stock outstanding and entitled to vote thereat, remove any Director or the entire Board of Directors, with or without cause.

Whenever the holders of any class or series are entitled to elect one or more Directors pursuant to the Certificate of Incorporation, this subsection shall apply, in respect to the removal of a Director or Directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole.

(c) Vacancies. Vacancies occurring in the office of Director and newly created Directorships resulting from any increase in the authorized number of Directors shall be filled by a majority of the Directors then in office, though less than a quorum, and the Directors so chosen shall hold office, subject to the By-laws, until the next election of the class for which such Directors shall have been chosen, and until their successors are duly elected and qualified or until their earlier resignation or removal. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more Directors pursuant to the Certificate of Incorporation, vacancies and newly created Directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected.

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If there are no Directors in office, then an election of Directors may be held in the manner provided under the DGCL.

Unless otherwise provided in the Certificate of Incorporation or these By-laws, when one or more Directors shall resign from the Board, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office as provided in this section in the filling of other vacancies.

Section 8.2 Officers. Any officer may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary. Such resignation shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. The Board of Directors may, at any meeting called for that purpose, remove from office any officer of the corporation or any member of a committee, with or without cause. Any vacancy occurring in the office of Chairman of the Board, President, Secretary or Treasurer shall be filled by the Board of Directors and the officers so chosen shall hold office subject to the By-laws for the unexpired term in respect of which the vacancy occurred and until their successors shall be elected and qualify or until their earlier resignation or removal.

ARTICLE 9

CERTIFICATE OF STOCK

Section 9.1 Issuance of Stock. The Directors may, at any time and from time to time, if all of the shares of capital stock which the corporation is authorized by its Certificate of Incorporation to issue have not been issued, subscribed for, or otherwise committed to be issued, issue or take subscriptions for additional shares of its capital stock up to the amount authorized in its Certificate of Incorporation upon an action taken with respect thereto by the Board of Directors at a meeting of the Board duly held or called in accordance with Section 4.2, 4.3 or 4.4 of these By-laws; provided, however, that any meeting at which the Board of Directors shall authorize any issuance of capital stock of the Corporation pursuant to this Section 9.1, whether a regular meeting or special meeting, shall require five (5) days’ prior notice to each Director stating that an issuance of shares of capital stock of the Corporation will be presented for approval at such meeting. Such stock shall be issued and the consideration paid therefor in the manner prescribed by law. Shares of stock with par value may be issued for such consideration, having a value not less than par value thereof.

Section 9.2 Right to Certificate; Form. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the Chairman of the Board, the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation; provided that the Directors may provide by one or more resolutions that some or all of any or all classes or series of the corporation’s stock shall be uncertificated shares. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon, shall be specified.

Section 9.3 Facsimile Signature. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 9.4 Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may,

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in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 9.5 Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 9.6 Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the DGCL.

ARTICLE 10

INDEMNIFICATION

Section 10.1 Third Party Actions. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a Director, board committee member or officer of the corporation, or is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 10.2 Derivative Actions. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, board committee member or officer of the corporation, or is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 10.3 Expenses. To the extent that a Director, board committee member or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 10.1 and 10.2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

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Section 10.4 Authorization. Any indemnification under Sections 10.1 and 10.2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the Director, board committee member or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 10.1 and 10.2. Such determination shall be made by (a) the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

Section 10.5 Advance Payment of Expenses. Expenses (including attorneys’ fees) incurred by an officer, Director or board committee member in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such officer, Director or board committee member to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article 10.

Section 10.6 Non-Exclusiveness. The indemnification and advancement of expenses provided by this Article 10 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 10 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Director, board committee member or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 10.7 Insurance. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a Director, board committee member or officer of the corporation, or is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article 10.

For purposes of this Article 10, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a Director, board committee member, officer, employee or agent of the corporation which imposes duties on, or involves services by, such Director, board committee member, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

Section 10.8 Constituent Corporations. The corporation shall have power to indemnify any person who is or was a Director, board committee member, officer, employee or agent of a constituent corporation absorbed in a consolidation or merger with this corporation or who is or was serving at the request of such constituent corporation as a Director, board committee member, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in the same manner as hereinabove provided so that such persons will stand in the same position under this Article with respect to this corporation as he would have stood with respect to such constituent corporation if its separate existence had continued.

Section 10.9 Additional Indemnification. In addition to the foregoing provisions of this Article 10, the corporation shall have the power, to the full extent provided by law, to indemnify any person for any act or

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omission of such person against all loss, cost, damage and expense (including attorneys’ fees) if such person is determined (in the manner prescribed in Section 10.4 hereof) to have acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation.

ARTICLE 11

EXECUTION OF PAPERS

Except as otherwise provided in these By-laws or as the Board of Directors may generally or in particular cases otherwise determine, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other instruments authorized to be executed on behalf of the corporation shall be executed by any officer, agent or agents as may be authorized by the Board of Directors from time to time.

ARTICLE 12

FISCAL YEAR

The fiscal year of the corporation shall end on the 31st day of December of each year.

ARTICLE 13

DEPOSITORIES

The Board of Directors or an officer designated by the Board shall appoint banks, trust companies, or other depositories in which shall be deposited from time to time the money or securities of the corporation.

ARTICLE 14

SEAL

The Corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word “Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE 15

OFFICES

Section 15.1 Registered Office. The registered office in the State of Delaware shall be located at 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the corporation’s registered agent at such address shall be The Corporation Trust Company.

Section 15.2 Principal Office. The corporation may also have offices within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE 16

AMENDMENTS

Except to the extent otherwise provided in the Certificate of Incorporation, these By-laws may be amended or repealed by the vote of a majority of the Directors present at any meeting at which a quorum is present or by the vote of the holders of a majority of the total outstanding voting stock of the corporation, present in person or represented by proxy, at any meeting of stockholders at which a quorum is present.

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